Exhibit 99.1

PRESS RELEASE

For Immediate Release

March 16, 2006

Derby, VT

For more information, contact Richard C. White at 802-334-7915

     Community Bancorp., the parent company of Community National Bank, has declared a dividend of seventeen cents per share payable May 1, 2006 to shareholders of record as of April 15, 2006.

     Community National Bank is an independent bank that has been serving its communities since 1851, with offices now located in Derby, Derby Line, Island Pond, Barton, Newport, Troy, St. Johnsbury, Montpelier and Barre.